                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 or 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

                          -----------------------------


Date of report (Date of earliest event reported)  December 20, 2002


                                  ALTEON INC.
         --------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


        Delaware                       001-16043                 13-3304550
 ----------------------               -----------             ----------------
 (State or Other Juris-               (Commission             (I.R.S. Employer
diction of Incorporation)             File Number)           Identification No.)

170 Williams Drive, Ramsey, New Jersey                                  07446
----------------------------------------                              ----------
(Address of Principal Executive Offices)                              (Zip Code)

Registrant's telephone number, including area code (201) 934-5000


       -----------------------------------------------------------------
          (Former Name or Former Address, If Changed Since Last Report)

Item 5. Other Events

      On December 20, 2002, Alteon Inc. ("Alteon") entered into a Stock Purchase Agreement with the purchasers named therein (the "Purchasers") pursuant to which the Purchasers will purchase 1,714,285 shares of Alteon's common stock. This sale is made under Alteon's shelf registration statement (Registration No. 333-56512) relating to the possible sale from time to time of Alteon's common stock.

      On December 23, 2002, Alteon issued the press release which is attached as
Exhibit 99.1 hereto.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c)      Exhibits

10.1     Stock Purchase Agreement dated December 20, 2002 between Alteon Inc.
         and the Purchasers named therein.

99.1     Press Release dated December 23, 2002.

                                  * * * * * * *

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  Alteon Inc.



                                  By: /s/ Kenneth I. Moch
                                      -------------------------------------
                                      Kenneth I. Moch
                                      President and Chief Executive Officer


Dated: December 23, 2002